OAKWOOD MORTGAGE INVESTORS, INC. 1996-C           REPORT DATE:  DECEMBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 2
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                       Nov-96




                                             Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                   Ending
Principal                 Scheduled           Prepaid             Liquidated         Contracts              Principal
Balance                   Principal           Principal           Principal          Repurchased            Balance
------------------------------------------------------------------------------------------------------------------------------------

              269,049,365.49         (429,783.65)      (2,280,855.11)              0.00                   0.00       266,338,726.73
====================================================================================================================================



                                                             Reserve Fund as of Cutoff Date
------------------------------------------------------------------------------------------------------------------------------------


        Beginning                                                     Investment         Balance Before     Reserve
         Balance               Deposits            Distrib.            Interest       Current Distribution  Fund Draw
------------------------------------------------------------------------------------------------------------------------------------

                        0.00        1,013,927.91                0.00             562.59           1,014,490.50                 0.00
====================================================================================================================================

Class A-6 Liquidity Account

        Beginning                                                     Investment         Balance Before     Reserve
         Balance               Deposits            Distrib.            Interest       Current Distribution  Fund Draw
------------------------------------------------------------------------------------------------------------------------------------

                        0.00                0.00                0.00               0.00                   0.00                 0.00
====================================================================================================================================

Class B Liquidity Account

        Beginning                                                     Investment         Balance Before     Reserve
         Balance               Deposits            Distrib.            Interest       Current Distribution  Fund Draw
------------------------------------------------------------------------------------------------------------------------------------

                        0.00                0.00                0.00               0.00                   0.00                 0.00
====================================================================================================================================



                                                       Certificate Account
------------------------------------------------------------------------------------------------------------------------------------


        Beginning                        Deposits                                          Investment               Ending

         Balance               Principal           Interest         Distributions           Interest                Balance
------------------------------------------------------------------------------------------------------------------------------------

                1,978,519.53        2,613,202.69        2,007,096.29      (4,167,108.09)              6,549.59         2,438,260.01
====================================================================================================================================





Scheduled                                    Scheduled                                                    Amount
Gross                       Servicing        Pass Thru             Liquidation         Reserve            Available for
Interest                       Fee           Interest              Proceeds            Fund Draw          Distribution
------------------------------------------------------------------------------------------------------------------------------

        2,408,270.21              224,207.80          2,184,062.41                0.00               0.00        5,118,908.97
==============================================================================================================================


                                                                                      Reserve Fund Required Balance
                                                                                       ---------------------------------------
Reserve              Balance After                                                     Before Current     After Current
Fund Deposit         Current Distribution           Excess                             Distribution       Distribution
-------------------------------------------------------------------                    ---------------------------------------

          339,465.50            1,353,956.00                  0.00                           1,353,956.00        1,353,956.00
===================================================================                    =======================================

                                                                                       Reserve Fund Required Balance
                                                                                       ---------------------------------------
Reserve              Balance After                                                     Before Current     After Current
Fund Deposit         Current Distribution           Excess                             Distribution       Distribution
-------------------------------------------------------------------                    ---------------------------------------

          453,166.88              453,166.88                  0.00                             453,166.88          453,166.88
===================================================================                    =======================================

                                                                                       Reserve Fund Required Balance
                                                                                       ---------------------------------------
Reserve              Balance After                                                     Before Current     After Current
Fund Deposit         Current Distribution           Excess                             Distribution       Distribution
-------------------------------------------------------------------                    ---------------------------------------

           63,295.94               63,295.94                  0.00                             795,581.76          795,581.76
===================================================================                    =======================================

                                              P&I Advances at Distribution Date
                     -------------------------------------------------------------------------------------



                            Beginning              Recovered             Current             Ending
                             Balance               Advances             Advances            Balance
                     -------------------------------------------------------------------------------------



                                  581,406.04            569,051.77          959,127.99         971,482.26
                     =====================================================================================




OAKWOOD MORTGAGE INVESTORS, INC. 1996-C           REPORT DATE:  DECEMBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 2
REMITTANCE REPORT
REPORTING MONTH:             Nov-96               Page 2 of 6



Class B Crossover Test                                                                 Test Met?
-------------------------------------------------------------------                    ----------------

(a) Remittance date on or after May 2001                                                      N


(b) Average 60 day Delinquency rate <=         5%                                          #DIV/0!

(c) Average 30 day Delinquency rate <=         7%                                          #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

Average 30 day delinquency ratio:
                 Nov. 1996 - Nov. 1997         4%                                             Y
                 April 2001 - Nov. 2002        7%                                             N
                 Dec. 2002 - April 2003        8%                                             N

                 May 2003 -                    9%                                             N


(e) Current realized loss ratio <=             2.75%                                          Y


(f) Are class B principal balances plus Accelerated

     Principal Distributions > =               24.501%
     of stated scheduled pool balance

                 Beginning B-1 balance                                      25,726,000.00

                 Beginning B-2 balance                                      12,186,224.00
                                                                   --------------------

                                                                            37,912,224.00
                 Divided by beginning pool
                 balance                                                   269,049,365.49
                                                                   --------------------
                                                                                    14.091%   N
                                                                   ====================



Average 60 day delinquency ratio:


                            Over 60s            Pool Balance             %
                       ---------------------------------------------------------

Current Mo                         479,880.97          266,338,726.73  0.18%
1st Preceding Mo                         0.00          269,049,365.49  0.00%
2nd Preceding Mo                         0.00                    0.00 #DIV/0!
                                                        Divided by       3
                                                                   -------------
                                                                      #DIV/0!
                                                                   =============





                            Over 30s            Pool Balance             %
                       ---------------------------------------------------------

Current Mo                       3,015,045.94          266,338,726.73  1.13%
1st Preceding Mo                   859,000.97          269,049,365.49  0.32%
2nd Preceding Mo                         0.00                    0.00 #DIV/0!
                                                        Divided by       3
                                                                      ----------
                                                                      #DIV/0!
                                                                      ==========

Cumulative loss ratio:

                         Cumulative losses                       0.00
                                             ------------------------
Divided by Initial Certificate Principal               270,791,224.00 0.000%
                                                                      ==========



Current realized loss ratio:

                       Liquidation                  Pool

                             Losses                Balance
                       --------------------------------------------

Current Mo                               0.00          266,338,726.73
1st Preceding Mo                         0.00          269,049,365.49
2nd Preceding Mo                         0.00                    0.00
                                                                      0.000%
                                                                      ==========

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  DECEMBER 4, 1996
REMITTANCE REPORT                                 POOL REPORT # 2
REPORTING MONTH:                 Nov-96                              Page 3 of 6




                                                                     Delinquency Analysis

                            31 to 59 days        60 to 89 days        90 days and Over            Total Delinq.
               No. of    Principal              Principal           Principal           Principal            Principal
               Loans     Balance          #     Balance        #    Balance        #    Balance       #      Balance
               ------------------------------------------------------------------------------------------------------------

Excluding Repos 8,117    266,033,199.15   70    2,341,770.80   11     375,556.81    1    15,002.75     82   2,732,330.36

         Repos     10        305,527.58    6      193,394.17    3      89,321.41    0         0.00      9     282,715.58
               ------------------------------------------------------------------------------------------------------------

         Total  8,127    266,338,726.73   76    2,535,164.97   14     464,878.22    1    15,002.75     91   3,015,045.94
               ============================================================================================================
                                                                                                      1.1%          1.13%
                                                                                            ===============================


                                         Repossession Analysis
  Active Repos                         Reversal        Current Month
  Outstanding                        (Redemption)         Repos                   Cumulative Repos
       Principal                      Principal             Principal                  Principal
#       Balance           #             Balance      #       Balance            #       Balance
-----------------------------------------------------------------------------------------------------------

10      305,527.58        0              0.00        9       300,344.17         10      305,527.58


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  DECEMBER 4, 1996
REMITTANCE REPORT                                 POOL REPORT # 2
REPORTING MONTH:               Nov-96
                                                                     Page 4 of 6

REPOSSESSION LIQUIDATION REPORT



                                    Liquidated
   Account         Customer          Principal           Sales           Insur.        Total        Repossession
    Number           Name             Balance          Proceeds         Refunds       Proceeds         Expenses
---------------------------------------------------------------------------------------------------------------------
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                                                                        0.00
                                 -----------------------------------------------------------------------------------
                                         0.00           0.00               0.00         0.00              0.00
                                 ====================================================================================


As a percentage of the aggregate cut-off date principal balance



       Net                                    Net              Current
   Liquidation         Unrecov.            Pass Thru         Period Net       Cumulative
    Proceeds           Advances            Proceeds          Gain/(Loss)    Gain/(Loss)
--------------------------------------------------------------------------------------------

        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
        0.00                                     0.00              0.00
-------------------------------------------------------------------------------------------
        0.00             0.00                    0.00              0.00            0.00
===========================================================================================


                                                                                  0%
                                                                            ================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER              REPORT DATE:  DECEMBER 4, 1996
REMITTANCE REPORT                                 POOL REPORT # 2
REPORTING MONTH:           Nov-96
                                                  Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                            Original              Beginning               Current             Accelerated
                Cert.                      Certificate           Certificate             Principal             Principal
                Class                       Balances               Balances               Payable            Distribution
-----------------------------------------------------------------------------------------------------------------------------------

A-1                                      50,300,000.00          48,558,141.77         (2,710,638.76)                 0.00
A-1 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

A-2                                      46,970,000.00          46,970,000.00                  0.00                  0.00
A-2 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

A-3                                      35,400,000.00          35,400,000.00                  0.00                  0.00
A-3 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

A-4                                      20,900,000.00          20,900,000.00                  0.00                  0.00
A-4 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

A-5                                      55,614,000.00          55,614,000.00                  0.00                  0.00
A-5 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

A-6                                      23,695,000.00          23,695,000.00                  0.00                  0.00
A-6 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

B-1                                      25,726,000.00          25,726,000.00                  0.00                  0.00
B-1 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

B-2                                      12,186,224.00          12,186,224.00                  0.00                  0.00
B-2 Outstanding Writedown                         0.00                   0.00                  0.00                  0.00

Excess Asset Principal Balance                    0.00                   0.00                  0.00                  0.00


                                 ------------------------------------------------------------------------------------------

                                        270,791,224.00         269,049,365.77         (2,710,638.76)                 0.00
                                 ==========================================================================================



                                                        Ending                                  Principal Paid
                Cert.                 Writedown      Certificate                    Pool          Per $1,000
                Class                 Amounts          Balances                    Factor        Denomination
-------------------------          --------------------------------------------------------------------------------


A-1                                    0.00          45,847,503.01                  91.14812%        53.89
A-1 Outstanding Writedown              0.00                   0.00                   0.00             0.00

A-2                                    0.00          46,970,000.00                 100.00000%         0.00
A-2 Outstanding Writedown              0.00                   0.00                   0.00             0.00

A-3                                    0.00          35,400,000.00                 100.00000%         0.00
A-3 Outstanding Writedown              0.00                   0.00                   0.00             0.00

A-4                                    0.00          20,900,000.00                 100.00000%         0.00
A-4 Outstanding Writedown              0.00                   0.00                   0.00             0.00

A-5                                    0.00          55,614,000.00                 100.00000%         0.00
A-5 Outstanding Writedown              0.00                   0.00                   0.00             0.00

A-6                                    0.00          23,695,000.00                 100.00000%         0.00
A-6 Outstanding Writedown              0.00                   0.00                   0.00             0.00

B-1                                    0.00          25,726,000.00                 100.00000%         0.00
B-1 Outstanding Writedown              0.00                   0.00                   0.00             0.00

B-2                                    0.00          12,186,224.00                 100.00000%         0.00
B-2 Outstanding Writedown              0.00                   0.00                   0.00             0.00

Excess Asset Principal Balance         0.00                   0.00


                                       ----------------------------

                                       0.00         266,338,727.01
                                       ============================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER             REPORT DATE:  DECEMBER 4, 1996
REMITTANCE REPORT                                POOL REPORT # 2
REPORTING MONTH:              Nov-96
                                                 Page 6 of 6

CERTIFICATE INTEREST ANALYSIS


                                                                                                   Interest Paid
     Certificate       Remittance   Beginning       Current        Total     Interest      Ending    Per $1,000   Cert.    TOTAL
         Class           Rate       Balance        Accrual         Paid    Shortfall     Balance   Denomination  Class DISTRIBUTION
                       -------------------------------------------------------------------------------------------------------------


A-1                       5.48500%    0.00        221,951.17    221,951.17    0.00       0.00          4.57    A-1    2,932,589.93
A-1  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
A-1  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

A-2                       6.45000%    0.00        252,463.75    252,463.75    0.00       0.00          5.38    A-2      252,463.75
A-2  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
A-2  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

A-3                       6.75000%    0.00        199,125.00    199,125.00    0.00       0.00          5.63    A-3      199,125.00
A-3  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
A-3  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

A-4                       7.00000%    0.00        121,916.67    121,916.67    0.00       0.00          5.83    A-4      121,916.67
A-4  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
A-4  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

A-5                       7.35000%    0.00        340,635.75    340,635.75    0.00       0.00          6.13    A-5      340,635.75
A-5  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
A-5  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

A-6                       7.65000%    0.00        151,055.63    151,055.63    0.00       0.00          6.38    A-6      151,055.63
A-6  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
A-6  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

B-1                       7.96000%    0.00        170,649.13    170,649.13    0.00       0.00          6.63    B-1      170,649.13
B-1  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
B-1  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

B-2                       9.31000%    0.00         94,544.79     94,544.79    0.00       0.00          7.76    B-2       94,544.79
B-2  Carryover Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00
B-2  Writedown Interest   0.00        0.00              0.00          0.00    0.00       0.00          0.00

X  **                                 0.00        631,720.52          0.00    0.00       0.00                   X             0.00

R                           -         0.00              0.00          0.00    0.00       0.00                  R-1            0.00

Service Fee  **                 225,659.35        224,207.80          0.00    0.00 449,867.15                                 0.00
                         ---------------------------------------------------------------------                       --------------

                                225,659.35      2,408,270.21  1,552,341.89    0.00 449,867.15                         4,262,980.65

**   Reserve Fund Deposit                                       339,465.50                                              339,465.50
      Class A-6 Liquidity Account                               453,166.88                                              453,166.88
      Class B Liquidity Account                                  63,295.94                                               63,295.94
                                                             =============                                           ==============
                                                              2,408,270.21                                            5,118,908.97
                                                             =============                                           ==============